August 28, 1997

Report to Fellow Shareholders:

        Volatility has returned to the markets. During the first half of 1997 stocks have been in a state of vicissitude. The first quarter was characterized by the Standard & Poor's 500 falling 10% from February to April then rebounding 20% off this low from April to June 30, 1997. Moreover the volatility continues during the third quarter with market swings of some 100 to 200 points a day in the Dow Jones industrial averages. During the six month period ended June 30, 1997 Nicholas Limited Edition returned 15.24%, compared to a return of 9.19% for the Morningstar small company mutual fund objective composite and 10.20% for the Russell 2000 small company index. Long-term returns and comparisons can be seen in the table below:

                                                                                   Average Annual Total Return*
                                                                               ---------------------------------------
Nicholas Limited Edition, Inc. (Distributions Reinvested) ...................  +18.53%    +23.33%    +18.51%   +15.75%
Morningstar Small Company Mutual Fund Objective (Distributions Reinvested) ..  +14.10%    +21.76%    +17.88%   +12.99%
Russell 2000 Index (Income Reinvested) .......................................  +16.33%    +20.05%    +17.87%   +11.14%
Standard & Poor's 500 Index (Income Reinvested) ..............................  +34.71%    +28.86%    +19.78%   +14.66%
Ending Value of $10,000 invested in
  Nicholas Limited Edition (Distributions Reinvested) .......................  $11,853    $18,761    $23,375    $43,178

        As can be seen in the table above, large capitalization stocks represented by the Standard & Poor's 500 index continue to outperform small capitalization stocks represented by the Russell 2000 index. This trend which has been ongoing for over 10 years will, I suspect, reverse one day. The fund however has performed better than the Standard & Poor's 500 over the ten year period ended 6/30/97 and has outperformed the Russell 2000 for all of the periods ended 6/30/97.

        During the first half of 1997 the fund lost two long-time and dear holdings. I was sorry to see these high quality companies, which the fund had owned for over 7 years, go. In the case of Vivra, a dialysis service provider, the company was purchased for cash by Gambro AB of Sweden. Over a weighted average holding period of 7.25 years that the fund had owned Vivra, the stock returned 588.7% or approximately 28% compounded annually. The other company, Keane Inc., an information technology service provider, returned 1,332.89% or approximately 44% compounded annually over a weighted average holding period of 7.25 years the fund owned it. Keane was sold due to what I considered extreme overvaluation, resulting from the exuberance surrounding their year 2000 computer consulting opportunities. We will continue to look for companies such as these to help our future performance, however, great performances like these are never easy to replicate.

        Finally, I would like to mention that Nicholas Limited Edition was recognized as one of the top 100 performing mutual funds in the country by Barron's magazine, July 21, 1997 issue, for its solid return with limited volatility. Also, the fund has moved back to a 4-star rating in the Morningstar mutual fund performance publication for its overall risk-adjusted performance as of June 30, 1997 based on a comparison of 1997 domestic equity funds eligible for the overall rating.* These honors are reflective of our investment philosophy and the Nicholas Company employees hard work and dedication to that philosophy. Thank you for your continued support.

                                                          Sincerely,



                                                        /s/David O. Nicholas
                                                        --------------------
                                                           David O. Nicholas
                                                           Portfolio Manager


*Total  returns  are  historical  and  include  change  in  share  price  and reinvestment of dividend and capital gain distributions. Past performance is no guarantee of future results. Principal value and return will fluctuate so an investment, when redeemed, may be worth more or less than original cost. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change monthly. Morningstar's overall rating is based on the Fund's three, five and ten year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments and a risk factor that reflects the Fund's performance below 90-day Treasury bill returns. The Fund's three, five and ten year ratings were three, four and five star as of June 30, 1997 based on a comparison of 1997, 1134 and 618 funds, respectively. The top ten percent of funds in their respective categories receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

SCHEDULE OF INVESTMENTS
June 30, 1997 (unaudited)
-----------------------------------------------------------------------------

  Shares or                                                          Quoted
  Principal                                                          Market
   Amount                                                            Value
 ----------                                                      (Note 1 (a))
                                                                 ------------
 COMMON STOCKS - 89.25%

                BANKS AND FINANCE - 6.85%
       108,125  DBT Online, Inc.*                                   5,811,719
       174,901  Litchfield Financial Corporation                    2,864,004
        97,500  Marshall & Ilsley Corporation                       3,960,938
        82,500  National City Bancorporation *                      1,804,687
        85,248  State Financial Services Corporation-Class A        1,768,896
       432,800  Surety Capital Corporation * +                      2,218,100
                                                                  -----------
                                                                   18,428,344
                                                                  -----------
                BUSINESS SERVICES - 12.46%
       104,925  American List Corporation                           3,160,866
       162,500  Analysts International Corporation                  5,443,750
       200,000  Checkfree Corporation *                             3,525,000
        77,000  Danka Business Systems PLC                          3,147,375
       115,000  Envoy Corporation *                                 3,823,750
        35,000  G&K Services, Inc. - Class A                        1,303,750
       121,111  Interim Services, Inc. *                            5,389,439
        60,250  Keane, Inc. *                                       3,133,000
        42,000  TESSCO Technologies, Incorporated *                   908,250
       195,000  Viking Office Products, Inc. *                      3,705,000
                                                                  -----------
                                                                   33,540,180
                                                                  -----------
                CONSUMER PRODUCTS AND SERVICES - 3.15%
        39,250  Central Parking Corporation                         1,366,410
        65,000  Extended Stay America, Inc. *                       1,023,750
       195,000  MoneyGram Payment Systems, Inc. *                   3,071,250
       197,600  ThermoQuest Corporation *                           3,013,400
                                                                  -----------
                                                                    8,474,810
                                                                  -----------
                HEALTH CARE PRODUCTS - 13.27%
       213,400  Ballard Medical Products                            4,281,444
       115,000  DENTSPLY International Inc.                         5,635,000
        96,000  Elan Corporation, plc *                             4,344,000
        85,000  Forest Laboratories, Inc. *                         3,522,187
        30,000  Gilead Sciences, Inc. *                               828,750
       258,500  Respironics, Inc. *                                 5,460,813
       115,000  Sofamor/Danek Group, Inc. *                         5,261,250
       192,500  Tecnol Medical Products, Inc. *                     4,283,125
        80,650  Thermo Cardiosystems Inc. *                         2,096,900
                                                                  -----------
                                                                   35,713,469
                                                                  -----------
                HEALTH CARE SERVICES - 19.89%
       137,500  American HomePatient, Inc. *                        3,437,500
       365,000  American Oncology Resources, Inc. *                 6,159,375
       227,000  Assisted Living Concepts, Inc. *                    6,270,875
        43,500  Cardinal Health, Inc.                               2,490,375
        95,000  CompDent Corporation *                              2,000,985
       236,000  Emeritus Corporation *                              3,481,000
       127,000  First Commonwealth, Inc. *                          2,349,500
       400,100  Harborside Healthcare Corporation * +               5,701,425
       185,000  MedPartners, Inc. *                                 4,000,625
       134,000  National Surgery Centers, Inc. *                    4,740,250
       120,000  OccuSystems, Inc. *                                 3,480,000
        87,500  Patterson Dental Company *                          3,002,388
        85,000  Renal Care Group, Inc.                              3,543,480
       150,000  Res-Care, Inc. *                                    2,868,750
                                                                  -----------
                                                                   53,526,528
                                                                  -----------
                INDUSTRIAL PRODUCTS AND SERVICES - 5.31%
       307,692  Anicom, Inc. *                                      3,692,304
        65,000  Fastenal Company                                    3,185,000
        50,000  Republic Industries, Inc. *                         1,243,750
       282,000  Thermo Optek Corporation *                          3,313,500
       242,200  ThermoSpectra Corporation *                         2,861,109
                                                                  -----------
                                                                   14,295,663
                                                                  -----------
                INSURANCE - 7.39%
       270,000  ARM Financial Group, Inc. -Class A *                5,400,000
       167,645  Capitol Transamerica Corporation                    4,568,326
       173,200  Poe & Brown, Inc.                                   6,408,400
        70,000  Protective Life Corporation                         3,517,500
                                                                  -----------
                                                                   19,894,226
                                                                  -----------
                MEDIA, COMMUNICATIONS AND ENTERTAINMENT - 8.02%
       170,000 Asia Satellite Telecommunications Holdings Limited* 5,121,250 246,000 Grand Prix Association of Long Beach, Inc. * + 3,105,750
       539,310  International Speedway Corporation - Class B       10,246,890
        95,000  Penske Motorsports, Inc. *                          3,123,125
                                                                  -----------
                                                                   21,597,015
                                                                  -----------
                REAL ESTATE - 1.74%
       119,000  National Health Investors, Inc.                     4,670,750
                                                                  -----------

                RETAIL TRADE - 4.08%
        90,000  Circuit City Stores, Inc.- CarMax Group *           1,288,170
       103,000  Kohl's Corporation *                                5,452,614
       110,000  O'Reilly Automotive, Inc. *                         4,235,000
                                                                  -----------
                                                                   10,975,784
                                                                  -----------
                TRANSPORTATION - 7.09%
       520,188  Heartland Express, Inc. *                          12,224,418
       202,500  Knight Transportation, Inc. *                       5,138,437
        63,000  Midwest Express Holdings, Inc. *                    1,724,625
                                                                  -----------
                                                                   19,087,480
                                                                  -----------

                    TOTAL COMMON STOCKS
                     (cost $150,105,291)                          240,204,249
                                                                  -----------
CONVERTIBLE BOND - 3.39%
     1,560,000  National Healthcare, L.P.,
                 6.00%, due July 1, 2000                            4,576,650
     5,100,000  Richey Electronics, Inc.,
                 7.00%, due March 1, 2006                           4,545,375
                                                                  -----------
                    TOTAL CONVERTIBLE BONDS
                     (cost $8,414,200)                              9,122,025
                                                                  -----------
SHORT-TERM INVESTMENTS - 6.14%
                COMMERCIAL PAPER - 4.99%
     1,500,000  Hilton Hotels Corporation
                 5.85%, due July 1, 1997                         $  1,500,000
     2,200,000  Lockheed Martin Corporation
                 5.82%, due July 3, 1997                            2,199,289
     1,750,000  Houston Industries Incorporated
                 5.80%, due July 7, 1997                            1,748,308
     2,000,000  Lockheed Martin Corporation
                 5.90%, due July 8, 1997                            1,997,706
     2,000,000  Baxter International, Inc.
                 5.80%, due July 9, 1997                            1,997,422
     1,500,000  Mosinee Paper Corporation
                 5.75%, due July 14, 1997                           1,496,886
     2,500,000  Schreiber Foods, Inc.
                 5.75%, due July 16, 1997                           2,494,010
                                                                  -----------
                                                                   13,433,621
                                                                  -----------
                VARIABLE RATE DEMAND NOTES - 1.15%
     2,247,910  Johnson Controls, Inc.
                 5.28%, due July 1, 1997                            2,247,910
       279,055  Pitney Bowes Credit Corporation
                 5.26%, due July 1, 1997                              279,055
       565,512  Wisconsin Electric Power Company
                 5.30%, due July 1, 1997                              565,512
                                                                  -----------
                                                                    3,092,477
                                                                  -----------
                    TOTAL SHORT-TERM INVESTMENTS
                     (cost $16,502,676)                            16,526,098
                                                                  -----------
                    TOTAL INVESTMENTS                             265,852,372
                                                                  -----------
                  CASH AND RECEIVABLES, NET OF
                    LIABILITIES - 1.22%                             3,289,788
                                                                  -----------
                    TOTAL NET ASSETS
                     (Basis of percentages
                      disclosed above)                           $269,142,160
                                                                  -----------
                                                                  -----------


         * Nondividend paying security.
         + This company is affiliated with the Fund as defined in Section
           2(a)(2)-(3) of the Investment Company Act of 1940, in that the Fund holds 5% or more of its outstanding voting securities. (Note 5)




                  The accompanying notes to financial statements are
                        an integral part of this schedule.

Statement of Assets and Liabilities
June 30, 1997 (unaudited)
-----------------------------------------------------------------------------
ASSETS:

       Investments in securities at market value (Note 1 (a)) --
             Nonaffiliated issuers (cost $166,598,219) - see accompanying schedule of investments..  $254,827,097
             Affiliated issuers (cost $8,423,948) - see accompanying schedule of investments(Note 5)   11,025,275
                                                                                                      -----------
                   Total investments...............................................................   265,852,372
                                                                                                      -----------
             Cash.................................................................................        187,530
       Receivables --                                                                                 -----------
             Investment securities sold...........................................................      3,632,783
             Dividends and interest...............................................................        319,533
                                                                                                      -----------
                   Total receivables..............................................................      3,952,316
                                                                                                      -----------
                   Total assets...................................................................    269,992,218
                                                                                                      -----------
LIABILITIES:                                                                                          -----------
       Payables --
             Investment securities purchased......................................................        650,688
             Management fee (Note 2)..............................................................        155,449
             Other payables and accrued expenses..................................................         43,921
                                                                                                      -----------
                   Total liabilities..............................................................        850,058
                                                                                                      -----------
                   Total net assets...............................................................   $269,142,160
                                                                                                      -----------
                                                                                                      -----------

NET ASSETS CONSIST OF:
       Fund shares issued and outstanding.........................................................   $159,577,692
       Net unrealized appreciation on investments (Note 3)........................................     90,806,783
       Accumulated undistributed net realized gains on investments................................     18,656,029
       Accumulated undistributed net investment income............................................        101,656
                                                                                                      -----------
                                                                                                     $269,142,160
                                                                                                      -----------
                                                                                                      -----------
NET ASSET VALUE PER SHARE ($.01 par value, 14,000,000 shares authorized),
  offering price and redemption price ($269,142,160/11,261,401) shares outstanding)...............         $23.90
                                                                                                           ------
                                                                                                           ------

             The accompanying notes to financial statements are an
                      integral part of this statement.

STATEMENT OF OPERATIONS
For the six months ended June 30, 1997 (unaudited)
-----------------------------------------------------------------------------

INCOME:
       Dividends ...................................................................................  $   556,359
       Interest.....................................................................................      555,984
                                                                                                      -----------
                                                                                                        1,112,343
                                                                                                      -----------
EXPENSES:
       Management fee (Note 2)......................................................................      884,687
       Transfer agent fees..........................................................................       59,383
       Registration fees............................................................................       30,257
       Legal fees...................................................................................       17,088
       Postage and mailing fees.....................................................................        7,358
       Custodian fees...............................................................................        5,566
       Printing.....................................................................................        4,427
       Telephone fee................................................................................        1,321
       Directors' fees..............................................................................          600
                                                                                                      -----------
                                                                                                        1,010,687
                                                                                                      -----------
             Net investment income..................................................................      101,656
                                                                                                      -----------
NET REALIZED GAINS ON INVESTMENTS (Note 1 (b)):.....................................................   18,656,029
                                                                                                      -----------
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS .............................................   16,306,419
                                                                                                      -----------
             Net gain on investments................................................................   34,962,448
                                                                                                      -----------
             Net increase in net assets resulting from operations...................................  $35,064,104
                                                                                                      -----------
                                                                                                      -----------


             The accompanying notes to financial statements are
                     an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 1997 (unaudited)
and the year ended December 31, 1996
-----------------------------------------------------------------------------

                                                                                     1997           1996
OPERATIONS:                                                                       ----------     ----------
    Net investment income...................................................... $    101,656    $   124,492
    Net realized gains on investments (Note 1 (b)).............................   18,656,029     26,204,908
    Net increase in unrealized appreciation on investments.....................   16,306,419     11,558,045
                                                                                 -----------    -----------
         Net increase in net assets resulting from operations..................   35,064,104     37,887,445
                                                                                 -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    Distributions from net investment income ($0.0124 per share in 1996).....         --           (124,492)
    Distributions from net realized gains on investments ($2.6151 per share
      in 1996).................................................................       --        (26,204,908)
                                                                                 -----------    -----------
         Total distributions...................................................       --        (26,329,400)
                                                                                 -----------    -----------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued (1,111,683 and 2,847,668 shares, respectively)... 24,293,913     63,721,201
    Net asset value of shares issued in distribution
      (1,198,162 shares in 1996)...............................................       --         24,442,501
    Cost of shares redeemed (1,072,271 and 1,645,480 shares, respectively).....  (22,970,013)   (36,536,271)
         Increase in net assets derived from capital share                       -----------    -----------
           transactions........................................................    1,323,900     51,627,431
                                                                                 -----------    -----------
         Total increase in net assets..........................................   36,388,004     63,185,476
                                                                                 -----------    -----------
NET ASSETS, at the beginning of the period.....................................  232,754,156    169,568,680
                                                                                 -----------    -----------
NET ASSETS, at the end of the period (including undistributed net investment
  income of $101,656 in 1997).................................................. $269,142,160   $232,754,156
                                                                                 -----------    -----------
                                                                                 -----------    -----------

         The accompanying notes to financial statements are an integral part of these statements.

-----------------------------------------------------------------------------
Historical Record (unaudited)
-----------------------------------------------------------------------------

                                                         Net Investment                    Dollar       Growth of
                                               Net           Income       Capital Gain     Weighted      An Initial
                                            Asset Value   Distributions   Distributions   Price/Earnings  $10,000
                                             Per Share      Per Share       Per Share        Ratio**     Investment***
                                            -----------  --------------   -------------   -------------- -------------
May 18, 1987 *.............................    $10.00      $   --         $    --             --           $10,000
December 31, 1987 .........................      9.15       .0900              --           13.9 times       9,242
December 31, 1988..........................     11.29       .0969           .2527           14.1            11,762
December 31, 1989..........................     12.49       .1453           .6151           16.3            13,804
December 31, 1990..........................     12.03       .1207           .1213           14.2            13,566
December 31, 1991..........................     16.86       .1228           .2407           21.9            19,429
December 31, 1992..........................     18.77       .0815           .8275           18.8            22,690
December 31, 1993..........................     18.68       .0867          1.6782           20.4            24,738
December 31, 1994..........................     17.09       .1031           .9065           18.3            23,985
December 31, 1995..........................     19.22       .0761          2.9353           25.2            31,223
December 31, 1996..........................     20.74       .0124          2.6151           30.7            38,031
June 30, 1997..............................     23.90         --              --            32.0            43,826


    *Date of Initial Public Offering.
   **Based on latest 12 months accomplished earnings.
  ***Assuming reinvestment of all distributions.

Range in quarter end price/earnings ratios
     High                 Low
--------------       -------------
 6/30/97  32.0       6/30/88  13.3

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
-----------------------------------------------------------------------------

                                              Six Months                Year ended December 31,
                                             Ended 6/30/97     -----------------------------------------
                                             (Unaudited)      1996     1995     1994     1993      1992
                                             -------------   ------   ------   ------   ------    ------
NET ASSET VALUE, BEGINNING OF PERIOD          $20.74         $19.22   $17.09   $18.68   $18.77    $16.86
     INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                       .01            .01      .08      .10      .09       .08
     Net gains or (losses) on securities
        (realized and unrealized)               3.15           4.14     5.07     (.68)    1.59      2.74
                                              ------         ------   ------   ------   ------    ------
          Total from investment operations      3.16           4.15     5.15     (.58)    1.68      2.82
                                              ------         ------   ------   ------   ------    ------
  LESS DISTRIBUTIONS:
  Dividends (from net
       investment income)                        --            (.01)    (.08)    (.10)   (0.09)     (.08)
Distributions (from capital gains)               --           (2.62)   (2.94)    (.91)   (1.57)     (.83)
  Distributions (in excess of book
     realized gains) (Note 1 (d))                --              --       --       --    (0.11)       --
                                              ------         ------   ------   ------   ------    ------
       Total distributions                       --           (2.63)   (3.02)   (1.01)   (1.77)     (.91)
                                              ------         ------   ------   ------   ------    ------
NET ASSET VALUE, END OF PERIOD                $23.90         $20.74   $19.22   $17.09   $18.68    $18.77
                                              ------         ------   ------   ------   ------    ------
                                              ------         ------   ------   ------   ------    ------
TOTAL RETURN                                  15.24% (2)      21.81%  30.18%   (3.04%)   9.03%    16.78%



RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)          $269.1         $232.8   $169.6   $142.6   $180.8    $190.2
Ratio of expenses to average net assets         .85% (1)       .86%     .90%     .90%     .88%      .92%
Ratio of net investment income
  to average net assets                         .09% (1)        .06%     .38%     .52%     .42%      .45%
Portfolio turnover rate                       43.15% (1)      32.31%   35.77%   16.29%   24.35%    24.44%
Average commission rate paid by the
 Fund on portfolio investment
 transactions (3)                             $0.048         $0.048   $0.045       --       --        --


(1) Annualized.
(2) Not Annualized.
(3) Disclosure of this rate is required by the Securities and Exchange Commission on a prospective basis beginning with the Fund's 1996 fiscal year end.


          The accompanying notes to financial statements are an integral part of these statements.

-----------------------------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS
June 30, 1997 (Unaudited)
-----------------------------------------------------------------------------
                                                     Pecentage of
Name                                                  Net Assets
----                                                 ------------
Heartland Express, Inc. ....................            4.54%
International Speedway Corporation - Class B            3.81%
Poe & Brown, Inc. ..........................            2.38%
Assisted Living Concepts, Inc. .............            2.33%
American Oncology Resources, Inc. ..........            2.29%
DBT Online, Inc. ...........................            2.16%
Harborside Healthcare Corporation ..........            2.12%
DENTSPLY International, Inc. ...............            2.09%
Respironics, Inc. ..........................            2.03%
Kohl's Corporation .........................            2.03%
                                                      --------
Total of top ten holdings are a percent of net assets  25.78%
                                                      --------
                                                      --------



NOTES TO FINANCIAL STATEMENTS
June 30, 1997 (unaudited)
-----------------------------------------------------------------------------
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
        Nicholas Limited Edition, Inc. (the "Fund"): is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of the Fund is long-term growth. Current income is a small factor in considering the selection of investments. The following is a summary of the significant accounting policies of the Fund.

        (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Variable rate demand notes are valued at cost which approximates market value. U.S. Treasury Bills and commercial paper are stated at market value with the resultant difference between market value and original purchase price being recorded as interest income. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the schedule of investments and the statement of assets and liabilities, are the same for Federal income tax purposes.

        (b) Net realized gains and losses on common stocks were computed on the basis of specific certificates.

        (c) Provision has not been made for Federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

        (d) Excess distributions of book realized gains is the result of different accounting treatment for book and tax purposes and should not be treated as a return of capital for income tax reporting. The Fund is required to distribute at least 98 percent of realized gains through October 31 to avoid paying a federal excise tax. The excess distribution in 1993 generally represents losses on the sale of portfolio securities in the months of November and December. The losses were used to offset future gains.

        (e)  Dividend income and distributions to shareholders are recorded on
             the ex-dividend date.  Non-cash   dividends, if any, are recorded
             at fair market value on date of distribution.

        (f) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from the estimates.

(2) INVESTMENT ADVISOR AND MANAGEMENT AGREEMENT --
        The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) to serve as investment adviser and manager. Under the terms of the agreement, a monthly fee is paid to the investment adviser based on 1/16th of 1% (.75 of 1% on an annual basis) of the average net asset value. Also, the investment adviser may be reimbursed for clerical and administrative services rendered by its personnel. The advisory agreement is subject to an annual review by the directors of the Fund.

(3) NET UNREALIZED APPRECIATION --
        Aggregate gross unrealized appreciation (depreciation) as of June 30, 1997, based on investment cost for Federal tax purposes is as follows:

             Aggregate gross unrealized appreciation on investments ...........................   $94,623,263
             Aggregate gross unrealized depreciation on investments ...........................    (3,816,480)
                                                                                                  -----------
                  Net unrealized appreciation .................................................   $90,806,783
                                                                                                  -----------
                                                                                                  -----------

(4) INVESTMENT TRANSACTIONS --
        For the six months ended June 30, 1997, the cost of purchases and the proceeds from sales of investments, other than short-term obligations, aggregated $49,243,280 and $60,748,676, respectively.

(5) TRANSACTIONS WITH AFFILIATES --
        Following is an analysis of transactions with "affiliated   companies"
        as defined for the six months ended June 30, 1997, by the Investment Company Act of 1940:




                                                            Share Activity
                                               ------------------------------------------
                                               Balance                          Balance
               Security Name                   12/31/96   Purchases    Sales    6/30/97
               -------------                   --------   ---------    -----    --------
        Surety Capital Corporation               432,800     --         --        432,800
        Grand Prix Association of Long
         Beach, Inc.                             246,000     --         --        246,000
        Harborside Healthcare Corporation        391,100      9,000     --        400,100

        There were no dividends or capital gains/losses on affiliated companies for the six months ended June 30, 1997.

                         OFFICERS AND DIRECTORS

                           ALBERT O. NICHOLAS
                         President and Director

                           THOMAS J. SAEGER
            Executive Vice President, Secretary and Director

                           MELVIN L. SCHULTZ
                               Director

                           DAVID L. JOHNSON
                       Executive Vice President

                           LYNN S. NICHOLAS
                         Senior Vice President

                           DAVID O. NICHOLAS
                         Senior Vice President

                            JEFFREY T. MAY
                         Senior Vice President

                           CANDACE l. LESAK
                            Vice President

                            MARK J. GIESE
                       Assistant Vice President

                          TRACY C. EBERLEIN
                       Assistant Vice President

                           MARY C. GOSEWEHR
                              Treasurer

                         INVESTMENT ADVISOR

                        NICHOLAS COMPANY, INC.
                     414-272-6133 or 800-227-5987

                     CUSTODIAN AND TRANSFER AGENT

                        FIRSTAR TRUST COMPANY
                     414-276-0535 or 800-544-6547

                    INDEPENDANT PUBLIC ACCOUNTANTS

                         ARTHUR ANDERSEN LLP
                              Milwaukee

                              COUNSEL

                     MICHAEL, BEST & FRIEDRICH
                             Milwaukee


 This report is submitted for the information of shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

NICHOLAS LIMITED EDITION

700 N. Water Street
Milwaukee, WIsconsin 53202

June 30, 1997